Exhibit 10.1
DATED September 30, 2024

Variation agreement No. 2

NET Power, LLC
and
Baker Hughes Energy Services LLC

Regarding Letter of Limited Notice to Proceed for the Purchase of KPEP Long Lead Time Items

This Variation Agreement No.2 is dated              September 30, 2024

Parties

1.NET Power, LLC, 320 Roney Street, Suite 200 Durham, NC 27701 (NP)

2.Baker Hughes Energy Services LLC 575 N. Dairy Ashford Houston, Texas 77079 (BH)
(each of the above companies is also hereinafter referred to the Party and collectively the Parties);

BACKGROUND
(a)The NP and BH are parties to a letter of limited notice to proceed for the purchase of KPEP long lead time items dated 28 December 2023 as amended by a variation agreement dated 28 June 2024 (Variation Agreement) together the Agreement, a copy of which is attached as Schedule 4 to this Variation Agreement No.2.

(b)BH and the NP have been in discussions regarding extending the Agreement to allow for additional KPEP long lead time items. The Parties wish to make the following amendments to the Agreement as set out below with effect from the date of this Variation Agreement No.2 (Variation No.2 Date).

Agreed terms

1.Terms defined in the Agreement
In this Variation Agreement No.2, expressions defined in the Agreement and used in this Variation Agreement No.2 have the meaning as set out in the Agreement.

2.Variation

2.1With effect from the Variation No.2 Date the Parties agree the following amendments to the Agreement:

a)	Opening paragraph 3 is amended	In line 2 of the opening paragraph 3 the following words are deleted: “[***]” and replaced with the following words: “[***]”
b)	Paragraph 6 is amended	In line 1 of paragraph 6 the following words are deleted “[***]” and replace with the following words: “[***]”

c)	Paragraph 12 is amended	In lines 9, 16, 19 and 21 of paragraph 12 the following words are deleted “[***]” and replace with the following words: “[***]”
d)	Appendix A is deleted and replaced:	Appendix A is deleted in its entirety and replaced with the Appendix A in Schedule 1 of this Variation Agreement No.2.
e)	Appendix B is deleted and replaced:	Appendix B is deleted in its entirety and replaced with the Appendix B in Schedule 2 of this Variation Agreement No.2.
f)	Appendix C is deleted and replaced:	Appendix C is deleted in its entirety and replaced with the Appendix C in Schedule 3 of this Variation Agreement No.2.
g)	Appendix D is deleted and replaced:	Appendix D is deleted in its entirety and replaced with Appendix D in Schedule 4 of this Variation Agreement No.2.
2.2Except as set out Clause 2.1, the Agreement shall continue in full force and effect.

3.Governing law and jurisdiction

3.1This Variation Agreement No.2 shall be governed by the Texas law. In the event of any dispute arising out of or in connection with this Variation Agreement No.2, the parties agree to submit the matter to settlement proceedings under the International Chamber of Commerce (ICC) Mediation Rules, without prejudice to either party's right to seek interim emergency or conservatory measures of protection at any time. If the dispute has not been settled pursuant to the said Rules within 60 days following the filing of a Request for Mediation or within such other period as the parties may agree in writing, such dispute shall be finally settled under the ICC Rules of Arbitration by one or more arbitrators appointed in accordance with the said Rules of Arbitration. The period of 60 days shall be reduced in accordance with the ICC Rules in the event either party seeks the appointment of an emergency arbitrator. The seat, or legal place, of arbitration, shall be Houston.

This agreement has been entered into on the date stated at the beginning of it.

NET Power, LLC

Initial: _____BFA___________________ Initial:___AP______________________
Name: __Brian Allen________________ Name:___Akash Patel_______________

By: _/s/ Danny Rice_____________________
Name: _Danny Rice_____________________
Title: _Chief Executive Officer_____________

Date: _September 30, 2024___________________

Baker Hughes Energy Services LLC

By: __/s/ Chris Coffman______________
Name: __Chris Coffman______________
Title: __Vice President_______________
Date: __September 30, 2024__________

Schedule 1
Appendix A – Special Terms and Conditions
1.LNTP Price and Payment Schedule:

The LNTP Price is $89,889,200 USD (eighty-nine million eight hundred and eighty-nine thousand two hundred US dollars)

Phase 1
The price for the Phase 1 LNTP scope of work described in Appendix B is [***] USD and shall be paid in accordance with the following payment schedule:

#	% of price	Payment Value (USD)	Milestone Event / Payment Description	Estimated Invoice Date
1	[***]	[***]	LNTP Effective Date	Effective Date
2	[***]	[***]	Upon BH’s placement of LNTP scope of work suborders	September 30, 2024
3	[***]	[***]	Upon BH's receipt of HP casings	January 31, 2025
	100%	[***]

Phase 2
The price for the Phase 2 LNTP scope of work described in Appendix B is [***] USD and shall be paid in accordance with the following payment schedule:

#	% of price	Payment Value (USD)	Milestone Event / Payment Description	Estimated Invoice Date
1	[***]	[***]	Effective Date of Variation Agreement	Variation Date
2	[***]	[***]	Upon BH’s placement of LNTP scope of work suborders for Phase 2	December 15, 2024
3	[***]	[***]	Upon BH's receipt of the casing liners and cups	April 30, 2025
	100%	[***]

Phase 3
The price for the Phase 3 LNTP scope of work described in Appendix B is [***]USD and shall be paid in accordance with the following payment schedule:

#	% of price	Payment Value (USD)	Milestone Event / Payment Description	Estimated Invoice Date
1	[***]	[***]	Variation No.2 Date	Variation No.2 Date
3	[***]	[***]	Upon BH’s placement of sub-orders for Electric Motors included in Phase 3	April 1, 2025
4	[***]	[***]	Upon receipt of raw materials under Phase 3 included in the LNTP	December 15, 2025
5	[***]	[***]	Upon receipt of Electric Motors, pro-rata	April 30, 2026
	100%	[***]

It is understood and agreed that if BH completes a milestone event in advance of the estimated date indicated in the payment schedule set out above, NPWR shall not be required to make payment for such milestone prior to such estimated date identified on the payment schedule without its prior written consent.

2.Termination Fee Schedule:
In the event of termination, NPWR shall pay BH an amount calculated based on the following table:

Elapsed Months from Effective Date of the LNTP	Cancellation on LNTP Price
0	1,2%
1	1,4%
2	1,7%
3	3,6%
4	4,7%
5	7,1%
6	13,5%
7	17,5%
8	20,7%
9	29,2%
10	33,6%
11	38,8%
12	45,8%
13	54,2%
14	60,5%
15	67,3%
16	74,2%
17	78,7%
18	83,6%
19	86,9%
20	89,9%
21	92,8%
22	95,0%
23	96,8%
24	97,5%
25	98,2%
26	98,9%
27	99,3%
28	99,6%
29	100,0%

Schedule 2
Appendix B – Limited Notice to Proceed (LNTP) Scope of Work

Phase 1

Package	Item/Task	Quantity
1GT-0100 – Oxy-fuel Turboexpander	[***]	[***]
	[***]	[***]

Phase 2
The list of items below is an is indicative list of items that BH, at the Variation Date, considers it will need to start procuring, in order to meet the current timeline. An indicative manufacturing plan for the Phase 2 items has been shared with NP. As part of the ongoing development activities and as information becomes available, the BH and NP project management teams will continue to review, assess, and update the manufacturing plan as necessary up to the issuance of the Definitive Purchasing Terms. In the event BH considers that it needs to amend the list of items and include, remove or replace items with other items, to account for changes in lead times and to enable BH to meet the current indicative schedule, then it shall be entitled to do so upon notice to NP, provided that (i) there shall be no increase of the LNTP Price unless the procedures for changes specified in Paragraph 9 of the Agreement are followed, and (ii) in the event that the removal or replacement of items results in lower costs, this shall be taken into consideration in the Definitive Purchasing Terms including in respect of amounts paid under this LNTP and scope provided.

Package	Item/Task	Quantity	Brief Description
1GT-0100 – Oxy-fuel Turboexpander	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Raw materials received from sub-vendors are semi-finished products that will be used to produce one Oxy-Fuel Turboexpander only. Their quantity in the LNTP is based on an estimated manufacturing process yield factor to preserve the estimated schedule. BH and NPWR will evaluate the use of the raw materials not utilized in the Oxy-Fuel Turboexpander.

Phase 3
The list of items below is indicative list of items that BH, at the Variation No.2 Date, considers it will need to start procuring, in order to meet the delivery dates for the Phase 3 items as per the preliminary delivery plan that has been shared with NP.0F[1] As part of the ongoing development activities and as information becomes available, the BH and NP project management teams will continue to review, assess, and update the manufacturing plan as necessary up to the issuance of the Definitive Purchasing Terms. In the event BH considers that it needs to amend the list of items and include, remove or replace items with other items, to account for changes in lead times and to enable BH to meet the current indicative schedule, then it shall be entitled to do so upon notice to NP, provided that (i) there shall be no increase of the LNTP Price unless the procedures for changes specified in Paragraph 9 of the Agreement are followed, and (ii) in the event that the removal or replacement of items results in lower costs, this shall be taken into consideration in the Definitive Purchasing Terms including in respect of amounts paid under this LNTP and scope provided.

Package	Item/Task	Quantity	Brief Description
1GT-0100 – Oxy-fuel Turboexpander	[***]	[***]	[***]

01-PMP-3000A/B, 01-PMP-3010A/B – Recycle Pumps	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
01-CPR-2000 – Recycle Compressor	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Schedule 3
Appendix C
[***]

Schedule 4
Agreement
[Attached]

DATED            28 June                    2024

VARIATION AGREEMENT

NET Power, LLC
and
Baker Hughes Energy Services LLC

REGARDING LETTER OF LIMITED NOTICE TO PROCEED FOR THE PURCHASE OF KPEP LONG LEAD TIME ITEMS

This Variation Agreement is dated             28 June                        2024

Parties

(1)    NET Power, LLC, 320 Roney Street, Suite 200 Durham, NC 27701 (NP)

(2)    Baker Hughes Energy Services LLC 575 N. Dairy Ashford Houston, Texas 77079 (BH)
(each of the above companies is also hereinafter referred to the Party and collectively the Parties);

BACKGROUND

(A)    The NP and BH are parties to a letter of limited notice to proceed for the purchase of KPEP long lead time items dated 28 December 2023 (Agreement), a copy of which is attached as Schedule 4 to this Variation Agreement.

(B)    BH and the NP have been in discussions regarding extending the Agreement to allow for additional KPEP long lead time items. The Parties wish to make the following amendments to the Agreement as set out below with effect from the date of this Variation Agreement (Variation Date).

Agreed terms

1.    Terms defined in the Agreement

In this Variation Agreement, expressions defined in the Agreement and used in this Variation Agreement have the meaning as set out in the Agreement.

2.    Variation

2.1    With effect from the Variation Date the Parties agree the following amendments to the Agreement:

a)    Opening paragraph 3 is amended    In line 2 of the opening paragraph 3 the following words are deleted: “[***]” and replaced with the following words: “[***]”

b)    Paragraph 3(a) is amended:    In line 4 of Paragraph 3(a) after the words: “[***]”, insert the following words:

“It is acknowledged and agreed that the [Part A] of the Specification was finalised on or before [***].”

c)    Paragraph 6 is amended    Paragraph 6 is amended by inserting the following wording at the end of the paragraph after the full stop:

“In addition, and for clarity, BH shall retain risk of loss and title to the long lead materials until the execution of the Definitive Purchasing Terms, upon which the terms of the Definitive Purchasing Terms shall govern risk of loss and title to the long lead materials.”

d)    Paragraph 12 is amended    At the end of Paragraph 12 after the full stop insert the following words:

“In addition to the right to suspend performance of its obligations, it is acknowledged and agreed by the Parties that: (a) the LNTP Price and LNTP Scope does not include the full extent of the scope and cost necessary for the order of all long lead items, and BH shall use reasonable endeavours to see that the LNTP Scope does include those long lead items that BH considers it will need to start procuring in order to meet the current timeline; and (b) if the Definitive Purchasing Terms are not signed or alternatively the LNTP is not extended by the Parties prior to [***], that the estimated programme for the KPEP will be delayed and may result in additional cost to NPWR. BH agrees that prior to exercising its right to suspend the performance of its obligations under this LNTP that it shall escalate the reason for the delay in signature of the Definitive Purchasing Terms to its senior leaders who shall make reasonable efforts to arrange a meeting with NPWR senior leadership and seek to resolve the reason prior to [***] or as soon as possible afterwards. If BH leaders attempts to resolve the issues are not successful then BH’s right to suspend performance of its obligations under this Paragraph 12 may be exercised on the later of [***] or the date of the meeting of leaders (if such meeting is held on, before or within 5 days of [***]). ”

e)    Paragraph 22(b) is amended

Clause 22(b) is deleted in its entirety and replaced with the following:

“(b) Further, the Parties acknowledge there are certain technical open items relating to design margin allowances that have not been fully resolved but for which the parties target resolution by [***]. The Parties shall use reasonable endeavours and act in good faith to find resolution and agree these technical open items on or before [***]. It is acknowledged and agreed by the Parties that the technical items to be resolved under this Paragraph 22(b) were resolved on a conceptual level on or before the target resolution date of [***] and the Parties mutually agreed to move forward on that basis.”

f)    Appendix A is deleted and replaced:

Appendix A is deleted in its entirety and replaced with the Appendix A in Schedule 1 of this Variation Agreement.

g)    Appendix B is deleted and replaced:

Appendix B is deleted in its entirety and replaced with the Appendix B in Schedule 2 of this Variation Agreement.

h)    Appendix C is deleted and replaced:

Appendix C is deleted in its entirety and replaced with the Appendix C in Schedule 3 of this Variation Agreement.

2.2    Except as set out Clause 2.1, the Agreement shall continue in full force and effect.

3.    Governing law and jurisdiction

3.1    This Variation Agreement shall be governed by the Texas law. In the event of any dispute arising out of or in connection with this Variation Agreement, the parties agree to submit the matter to settlement proceedings under the International Chamber of Commerce (ICC) Mediation Rules, without prejudice to either party's right to seek interim emergency or conservatory measures of protection at any time. If the dispute has not been settled pursuant to the said Rules within 60 days following the filing of a Request for Mediation or within such other period as the parties may agree in writing, such dispute shall be finally settled under the ICC Rules of Arbitration by one or more arbitrators appointed in accordance with the said Rules of Arbitration. The period of 60 days shall be reduced in accordance with the ICC Rules in the event either party seeks the appointment of an emergency arbitrator. The seat, or legal place, of arbitration, shall be Houston.

This agreement has been entered into on the date stated at the beginning of it.
NET Power, LLC

Initial: _____BFA___________________ Initial:___AP______________________
Name: __Brian Allen________________ Name:___Akash Patel_______________

By: _/s/ Danny Rice_____________________
Name: _Danny Rice_____________________
Title: _Chief Executive Officer_____________
Date: _June 28, 2024___________________

Baker Hughes Energy Services LLC

By: __/s/ Chris Coffman______________
Name: __Chris Coffman______________
Title: __Vice President_______________
Date: __June 28, 2024__________

Schedule 1
Appendix A – Special Terms and Conditions

1.    LNTP Price and Payment Schedule:

The LNTP Price is $[***] USD ([***] US dollars only)

Phase 1
The price for the Phase 1 LNTP scope of work described in Appendix B is [***] USD and shall be paid in accordance with the following payment schedule:

#    % of price    Payment Value (USD)    Milestone Event/            Estimated Invoice Date
Payment Description

1    [***]        [***]            LNTP Effective Date        Effective Date
2    [***]        [***]            Upon BH’s placement of         September 30, 2024
LNTP scope of work suborders
3    [***]         [***]            Upon BH's receipt of the first     January 31, 2025
materials
    100%         [***]

Phase 2
The price for the Phase 2 LNTP scope of work described in Appendix B is [***] USD and shall be paid in accordance with the following payment schedule:

#    % of price    Payment Value (USD)    Milestone Event /         Estimated Invoice Date
Payment Description
1    [***]        [***]            Variation Agreement         Variation Date

Effective Date
2    [***]        [***]            Upon BH’s placement of LNTP     December 15, 2024
scope of work suborders
3    [***]        [***]            Upon BH's receipt of the         April 30, 2025
first materials
    100%        [***]

It is understood and agreed that if BH completes a milestone event in advance of the estimated date indicated in the payment schedule set out above, NPWR shall not be required to make payment for such milestone prior to such estimated date identified on the payment schedule without its prior written consent.

2.    Termination Fee Schedule:

In the event of termination, NPWR shall pay BH an amount calculated based on the following table:
Elapsed Months from Effective Date of the LNTP    Cancellation on LNTP Price
0                            1,9%
1                            2,2%
2                            2,6%
3                            5,6%
4                            7,4%
5                            11,1%
6                            21,1%
7                            27,3%
8                            32,3%
9                            37,2%
10                            44,1%
11                            52,2%
12                            60,4%
13                            70,5%
14                            77,6%
15                            84,3%
16                            90,6%
17                            93,7%
18                            96,9%
19                            98,1%
20                            99,4%
21                            100,0%

Schedule 2

Appendix B – Limited Notice to Proceed (LNTP) Scope of Work
Phase 1

Package                    Item/Task    Quantity
1GT-0100 – Oxy-fuel Turboexpander    [***]        [***]
                    [***]        [***]

Phase 2

The list of items below is an is indicative list of items that BH, at the Variation Date, considers it will need to start procuring, in order to meet the current timeline. An indicative manufacturing plan for the Phase 2 items has been shared with NP. As part of the ongoing development activities and as information becomes available, the BH and NP project management teams will continue to review, assess, and update the preliminary schedule as necessary up to the issuance of the Definitive Purchasing Terms. In the event BH considers that it needs to amend the list of items and include, remove or replace items with other items, to account for changes in lead times and to enable BH to meet the current indicative schedule, then it shall be entitled to do so upon notice to NP, provided that (i) there shall be no increase of the LNTP Price unless the procedures for changes specified in Paragraph 9 of the Agreement are followed, and (ii) in the event that the removal or replacement of items results in lower costs, this shall be taken into consideration in the Definitive Purchasing Terms including in respect of amounts paid under this LNTP and scope provided.

Package                    Item/Task    Quantity        Brief Description
1GT-0100 – Oxy-fuel Turboexpander
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]

                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]
                    [***]        [***]        [***]

Raw materials received from sub-vendors are semi-finished products that will be used to produce one Oxy-Fuel Turboexpander only. Their quantity in the LNTP is based on an estimated manufacturing process yield factor to preserve the estimated schedule. BH and NPWR will evaluate the use of the raw materials not utilized in the Oxy-Fuel Turboexpander.

Schedule 3

Appendix C

[***]

Schedule 4

Agreement

Letter of Limited Notice to Proceed

December 28, 2023

To:
Baker Hughes Energy Services LLC
575 N. Dairy Ashford
Houston, Texas 77079 (“BH”)

Subject:     Letter of Limited Notice to Proceed for the Purchase of KPEP Long Lead Time Items (“LNTP”)

To Whom it may Concern,

We are writing in connection with the development by us (Net Power, LLC) ("NPWR") of the design, engineering, procurement, construction, installation, completion, commissioning, testing, operation, and maintenance of a NET Power plant and associated infrastructure, currently anticipated to be sited near Odessa, Texas (the "Project").

As you know, NPWR contemplates the development of the Project which shall incorporate certain key process equipment packages (“KPEP”) to be agreed on by NPWR and BH (each a “Party” to this LNTP) pursuant to as-yet to be agreed terms and conditions (the “Definitive Purchasing Terms”). The Parties recognize that, in order to progress the Project, prior to entry into of the Definitive Purchasing Terms, certain long-

lead materials will need to be ordered as set out in Appendix B (“LNTP Scope”). This LNTP governs the order of the long lead materials prior to the determination of Definitive Purchasing Terms.

The Parties will work to establish and agree to the Definitive Purchasing Terms and enter into a Purchase Order by [***] (the “PO Date”). In the event that the Purchase Order is not executed by the PO Date, the Parties will evaluate whether further expansion of LNTP Scope may be required to maintain Project schedule.

In advance of the Definitive Purchasing Terms, we wish you to commence certain activities as set out below, based on the following conditions:
The LNTP Services and LNTP Scope

1.The effective date of this LNTP is the date of signature, as set out above (“Effective Date”).

2.Until such time that the Definitive Purchasing Terms are finalized, any reference to the “Order” or “Contract” within this LNTP and attached documentation shall be deemed to refer to this LNTP, and any reference to the “Order date” or “Contract date” shall be deemed to refer to the effective date of this LNTP.

3.BH is instructed and authorized to perform:

(a)engineering work and order materials for the equipment set covered in the LNTP Scope in accordance with a preliminary technical specification mutually agreed by the parties and attached as Appendix C (the “Specification”). The Parties anticipate that the Specification shall be finalized and agreed between the Parties on or about [***]. The Specification may be updated and amended by the agreement of the Parties from time to time provided that any update may entitle BH to an increase in the LNTP Price and may delay the timeline of the Project. BH shall notify NPWR of any change in the LNTP Price or estimated delay in the timeline as part of the discussions on amendments to the Specification; and
(b)associated services necessary to place such orders, (collectively the “LNTP Services”) upon acceptance of this LNTP.
(c)BH has the right to invoice, and NPWR will make payment of the LNTP Price (as defined below) in accordance with this LTNP and the milestones set out in Appendix A.

4.All works carried out under this LNTP shall be carried out in accordance with:

(a)this LNTP;
(b)Appendix A and Appendix B; and
(c)the Specification

In case of any conflict between the body of this LNTP and its Appendices, the Parties shall promptly meet and confer to resolve such conflict. In the event that the resolution of any such conflict in the documents or order-of-documentation conflict results in an additional cost, the Parties will cooperate reasonably to determine what additional cost may be applicable and to minimize such cost. In the event such resolution results in a reduced cost, the Parties will likewise cooperate reasonably to determine any applicable refund to amounts paid or change to amounts not yet paid.

Delivery, Title and Risk

1.The ordering of the materials set out in the LNTP Scope and performance of the LNTP Services shall be the sole obligations of BH under this LNTP.

2.If the Definitive Purchasing Terms are not signed on or before [***], upon prior notice to NPWR, BH may store the long lead materials or ship them to outside storage, in which case, all reasonable, direct, and documented expenses incurred by BH Group, such as for preparation and placement into storage, handling, inspection, preservation, insurance, removal charges, interest, and any VAT or other taxes imposed directly or indirectly under Applicable Law, shall be reimbursed or paid by NPWR as addition to the LNTP Price (as defined below) upon submission of BH’s invoice(s).

Warranty

1.Subject to the limitations set forth in this LNTP, upon receipt of the first milestone payment, BH warrants to NPWR that the LNTP Services shall be performed in a competent and diligent manner in accordance with applicable BH specifications for the KPEP to be delivered to the project.

2.Notwithstanding any limitations on warranty in the prior paragraph 7, the parties hereby acknowledge and agree that the warranty provisions contained within the Definitive Purchasing Terms will supersede any warranty provisions contained within this Agreement with respect to the KPEP to be delivered to the Project.

Changes

1.Each party may at any time propose changes in the schedule or scope of LNTP Services and/or the LNTP Scope in the form of a draft change order. Neither party is obligated to proceed with the changed schedule or scope until both parties agree to such change in writing. Unless otherwise agreed by the parties, pricing for additional work arising from such changes shall be at time and material rates.

Payment

1.NPWR shall pay to BH the LTNP price (“LNTP Price”) set out in Appendix A without any set-off, and in the currency set out in Appendix A. Payment shall be made within 30 days from NPWR’s electronic or hard copy (whichever is earlier) receipt of a properly prepared invoice. Invoices shall be entitled to be raised on achievement of each milestone set out in Appendix A. BH shall submit an electronic invoice by email to NPWR’s account payable department. Any changes impacting the above shall be promptly communicated by NPWR to BH. If NPWR disputes an invoice, NPWR shall notify BH promptly within 10-days from invoice receipt and shall pay the undisputed portion.

2.In addition to other remedies under this LNTP, NPWR shall pay interest to BH at the then applicable U.S. Prime Rate based on the Wall Street Journal Money Rates table for the period of delayed payment on all amounts not paid in accordance with this LNTP until the date that such amounts are paid.

3.In the event NPWR fails to execute the Definitive Purchasing Terms by [***], and/or fulfill any payment obligation set forth in this LNTP when due, then BH shall have the right, upon 15 (fifteen) days written notice to NPWR, to suspend the performance of its obligations under this LNTP and any scheduled delivery date (as well as all milestones schedule dates) shall be postponed by the same or for a longer period.

4.Should the suspension period under the preceding paragraph last more than 90 days, BH shall have the right to terminate this LNTP and shall have the right to invoice, and NPWR shall pay termination amount set out in Appendix A to BH, following receipt of the invoice. Any reasonable, direct, and documented costs incurred by BH as a result of such suspension (including storage, stand-by costs, demobilization and re-mobilization costs) shall be payable by NPWR upon submission of BH’s invoices. Performance of BH’s obligations shall be extended for a period equaling the period of NPWR’s failure to meet its payment obligations, plus such additional time as may be reasonably necessary to overcome the effect of such payment delay.

Taxes

1.BH shall be responsible for and shall pay when due and payable all BH Taxes, and NPWR shall be responsible for and shall pay all NPWR Taxes. “BH Taxes” shall mean all corporate income taxes imposed on BH and any taxes imposed on BH’s employees in connection with the execution of this LNTP or the performance of or payment for work hereunder by Applicable Laws and “NPWR Taxes” shall mean all existing and future taxes, duties, fees, and other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, export, license, property, sales and use, stamp, storage, tariffs, transfer, turnover, value-added taxes (“VAT”), or other similar taxes, and any and all items of deficiency, penalty, addition to tax, interest, or assessment related thereto), imposed or assessed by any governmental authority of any country (or any political subdivision thereof) in connection with the execution of this LNTP or performance of or payment for work hereunder, but excluding BH Taxes.

2.The LNTP Price does not include any NPWR Taxes. Therefore, if any such taxes are applicable, they will be added to the LNTP Price. For U.S. sales and use tax, and in other jurisdictions where applicable, NPWR may report/remit sales or similar taxes directly if NPWR timely provides a direct pay or exemption certificate to BH.

3.If either party fails to comply with the applicable tax laws of the country where LNTP Services are rendered or LNTP Scope delivered, such party hereby agrees to Indemnify the other party (“Affected Party”) for any Claims which the Affected Party suffers as a result of such non-compliance.
Assignment, Novation and Subcontracting

1.NPWR may assign or novate this LNTP, in full or in part and including through change of ownership, only with the prior written consent of BH, which consent shall not be unreasonably delayed or withheld provided that (a) the Parties acknowledge the intention of NPRW to novate this Agreement to an Affiliate that is a project specific special purpose vehicle; and (b) BH shall be entitled to withhold such consent only for demonstrable reasons if the assignee/novatee lacks adequate financial capability, is a competitor or potential competitor of BH or its Affiliates, causes BH or any of its Affiliates to be in breach of Applicable Law, and/or does not meet BH’s code of Conduct. BH may assign or novate the LNTP to third parties, in full or in part, only with the prior consent of NPWR, which consent shall not be unreasonably provided that BH may assign this LNTP to any of its Affiliates without the consent of NPWR. Any assignment or novation in violation of the above shall be void and without effect for the other party. Nothing herein shall restrict BH from subcontracting portions of its work, provided that BH remains responsible to NPWR for performance of such work and other obligations of BH hereunder. For the purposes of this LNTP an ‘Affiliate” of a Party shall include any company controlling, controlled by, or under common control with, the relevant party where “control” means direct or indirect ownership of at least 50% of the voting stock or interest in a company or the ability to appoint the majority of board of directors. ‘Group’ shall mean a Party and all of its Affiliates.

Confidentiality and Data Privacy

1.“Confidential Information” means pricing and intellectual property and technology for the goods under the LNTP Scope and/or LNTP Services, and/or any information that is designated in writing as “confidential” or “proprietary” at the time of disclosure, or orally designated as “confidential” or “proprietary” and confirmed in writing within 10 days after oral disclosure. Confidential Information shall not include information that: (i) is or becomes generally available to the public other than from disclosure by the receiving party’s Group; (ii) is or becomes available to the receiving party’s Group on a non-confidential basis from a source other than the disclosing party and, after due inquiry, that source is not subject to a confidentiality obligation to the disclosing party; or (iii) is independently developed by the receiving party’s Group without reference to the disclosing party’s Confidential Information, as evidenced by written documents.

2.The parties shall: (i) use, reproduce, or disclose the other party’s Confidential Information only in connection with this LNTP and permitted use(s) and/or LNTP Services; (ii) take reasonable measures to protect the confidentiality, and prevent disclosure and unauthorized use of the Confidential Information and (iii) in particular, not disclose Confidential Information to the other party’s competitors.

3.A party may disclose Confidential Information: (i) to any member of its Group who has a need to know such information to perform this LNTP or use and maintain any products, parts within the LNTP Scope and/or LNTP Services, provided that such member is bound in writing to confidentiality obligations and use restrictions at least as restrictive as in this LNTP; and (ii) to comply with a legal obligation, but only after promptly notifying the disclosing party of its disclosure obligation so that the disclosing party may seek an appropriate protective order or agency decision. If, absent the entry of a protective order or other similar remedy, the receiving party is based on the advice of its counsel legally compelled to disclose such Confidential Information, such receiving party may furnish only that portion of the Confidential Information that has been legally compelled to be disclosed and shall exercise its reasonable efforts in good faith to obtain confidential treatment for any Confidential Information so disclosed. NPWR shall not disclose Confidential Information to BH under this LNTP unless required for BH to perform under this LNTP. Each Party disclosing information warrants to the party receiving that information that the disclosing party has the right to disclose any such information and hereby agrees to Indemnify the receiving party and its Affiliates from any Claims resulting from improper or unauthorized disclosure.

4.Neither party shall make any public announcement about any aspect of this LNTP or related documents or information without prior written approval of the other party, which shall not be unreasonably withheld. Each party hereby agrees to Indemnify the other for failure to comply with the confidentiality obligations undertaken herein.

Termination and Suspension

1.(a) Either party may terminate the LNTP for default if: (i) any proceeding is brought against the other party, voluntarily or involuntarily, under applicable bankruptcy or insolvency laws and is not dismissed within 180 days, or if the other party is unable to pay its debts when due, to the extent permitted by Applicable Law; or (ii) the other party commits a material breach of this LNTP, which does not otherwise have a specified contractual remedy, and fails to cure the breach within 30 days of notice from the non-breaching party, or if it is not possible to cure such breach within 30 days, fails to commence to cure the breach within 30 days of such notice or fails to thereafter continue diligent efforts to complete the cure as soon as reasonably possible.
(b) Further, the Parties acknowledge there are certain technical open items relating to design margin allowances that have not been fully resolved but for which the parties target resolution by [***]. The Parties shall use reasonable endeavors and act in good faith to find resolution and agree these technical open items on or before [***]. In the event that the Parties fail to reach resolution and agree by that date, either Party may (i) suspend this Agreement for 30 days, and in doing so all obligations are hereby extended on a day-for-day basis, until agreement of the technical open items is achieved and if agreement is not reached in the 30 day period, this Agreement shall immediately terminate, or (ii) terminate this Agreement immediately. Notwithstanding anything to the contrary in this Agreement, in the event of termination under this Paragraph 22(b), the maximum obligation of NET Power under the Termination Fee Schedule of Appendix A(2) shall be 7%.

2.In the event of termination by:

a.BH under paragraph 22(a)(ii),

b.either Party under paragraph 22(b)(ii) or following end of suspension period under paragraph 22(b)(i) without agreement,

NPWR shall pay to BH the amount of the termination amount set out in Appendix A.

Compliance with Laws, Codes and Standards

1.Notwithstanding any other provision of this LNTP, the parties shall at all times be subject to all Applicable Law in the performance of this LNTP.

2.BH is entitled to an equitable adjustment to the LNTP Price and any delivery schedule to reflect any additional costs and other impact incurred by BH Group as a result of a change in Applicable Law or applicable standards and regulations, including changes in the interpretation thereof by a court, or governmental authority after entering into this LNTP. In the event any such change prevents BH Group from performing this LNTP without breaching Applicable Law or makes BH’s execution of its obligations unreasonably burdensome or unbalanced, BH shall meet and confer with NPWR to determine if a reasonable accommodation can be made to continue the undertakings of this LNTP consistent with the purpose and parties’ intent of this LNTP.

3.NPWR and BH agree that they will not sell, distribute, disclose, release or otherwise transfer any material or technical data provided under this LNTP to: (i) any country designated as a ”State Sponsor of Terrorism” by the U.S. Department of State including, for this LNTP, the countries of Cuba and North Korea (ii) any entity located in, or owned by an entity located in, a “State Sponsor of Terrorism” country or Cuba or North Korea, (iii) the region of Crimea or (iv) any person or entity listed on the “Entity List” or “Denied Persons List” maintained by the U.S. Department of Commerce, the list of “Specifically Designated Nationals and Blocked Persons” maintained by the U.S. Department of Treasury or any other applicable prohibited party list of the US Government. This Paragraph 28 will apply regardless of the legality of such a transaction under local law. Except as otherwise agreed in writing between the parties, each party shall be responsible for obtaining and maintaining any authorization required for its performance under this LNTP (including the transfer of any item or technical data under this LNTP), such as any export license, import license, exchange permit or other required government export or import authorization. Each party shall provide the reasonable assistance necessary for the other party to secure and comply with such authorizations as may be required. Neither party shall be liable if any government export authorization is delayed, denied, revoked, restricted or not renewed despite reasonable efforts by such party. Additionally, such delay, denial, revocation or non-renewal shall not constitute a breach of this LNTP.

Intellectual Property

1.Each of NPWR and BH shall retain ownership of any and all Confidential Information and intellectual property it or its Group had prior to the negotiations of this LNTP. As between NPWR and BH, any and all new intellectual property conceived, created, developed or provided by BH Group under this LNTP shall be owned in accordance with existing agreements between NPWR and BH on developed Intellectual Property.

2.In the event that a Party causes this LNTP to be novated to a third party or novated to an Affiliate of that Party and such Affiliate ceases to be an Affiliate for any reason (e.g., a non-controlled project company), the provisions of the preceding paragraph shall continue to apply only as between NPWR and BH. To the extent that a third party may acquire any right or interest in any such new intellectual property under this LNTP, by accepting any assignment or novation of this LNTP, such third party irrevocably assigns and agrees to assign and/or cause its Affiliates to assign and the assigning Party (BH or NPWR, as the case may be) undertakes and warrants to the non-assigning Party that such third party shall assign, all such rights and interests in and to new intellectual property to BH as instructed by BH, and to execute assignments and other documentation as necessary to achieve this result. In the event of such third-party assignment of developed intellectual property to BH under this paragraph, then as between NPWR and BH, BH agrees to carry out such further assignment to NPWR to maintain the IP ownership intent referenced in paragraph 27.

Limitation of Liability

1.Except only for BH’s obligations in paragraphs 24 (to the extent of fines and penalties imposed by a government authority as a result of BH’s violation of applicable law), BH Group’s total liability for any and all claims of any kind, regardless of cause or action, arising out of or related to this LNTP, or its performance or breach, including without limitation warranty and termination, shall not under any circumstances exceed the LNTP Price allocable to the services giving rise to the claim. BH Group shall have no liability for advice or assistance gratuitously provided by BH Group but not required pursuant to this LNTP. All of BH Group’s liabilities shall terminate at the end of the period that is 12 months from the date that NPWR has notice or should have had notice of the cause of the action arose, except for claims that have been timely commenced by NPWR in accordance with this LNTP.

2.Notwithstanding anything to the contrary, and except only to the extent of agreed termination fees due to BH under this LNTP, BH hereby agrees to indemnify NPWR Group from and against any and all claims for consequential loss suffered by BH Group; and NPWR hereby agrees to indemnify BH Group from and against any and all claims for consequential loss suffered by NPWR Group, regardless of cause or action.

Miscellaneous

1.Except as otherwise expressly provided with regard to members of each party’s Group, none of the terms herein are intended to be enforced to any third party. BH and NPWR shall be entitled to modify, vary, amend and/or extinguish such rights without the consent of any third parties or member of either party’s Group.

2.This LNTP represents the entire agreement between the parties and no modification, amendment, rescission, waiver or other change shall be binding on either party unless agreed to in writing by their authorized representatives. Each party agrees that it has not relied on, or been induced by, any representations of the other party not contained in this LNTP.

3.This LNTP shall be governed by the Texas law. In the event of any dispute arising out of or in connection with this LNTP, the parties agree to submit the matter to settlement proceedings under the International Chamber of Commerce (ICC) Mediation Rules, without prejudice to either party's right to seek interim emergency or conservatory measures of protection at any time. If the dispute has not been settled pursuant to the said Rules within 60 days following the filing of a Request for Mediation or within such other period as the parties may agree in writing, such dispute shall be finally settled under the ICC Rules of Arbitration by one or more arbitrators appointed in accordance with the said Rules of Arbitration. The period of 60 days shall be reduced in accordance with the ICC Rules in the event either party seeks the appointment of an emergency arbitrator. The seat, or legal place, of arbitration, shall be Houston.

4.This letter supersedes any previous instruction, correspondence, or other discussions between us in relation to the works and represents the entire agreement between us in relation to the subject matter.

5.Each Party represents that it has authority to enter into this LNTP.

6.U.S. Government Contracts. NPWR acknowledges that, as of the signing of this LNTP, it is not currently a recipient of government funds applicable to the payments under this LNTP. The Parties acknowledge that NPWR has applied for certain government funding and, if such funding is granted, the Parties will work together with the aim that any payments under this LNTP using such funding comply with the conditions of such funding.
7.
Please acknowledge receipt and acceptance of this Letter of Intent by signing and returning a copy.

Yours Truly,

/s/ Brian Allen NET Power, LLC

Accepted on behalf of BH Entity:

Signature: /s/ Rebecca Lock_________________

Name: _Rebecca Lock___________________

Date: _December 28, 2023_______________

Appendix A – Special Terms and Conditions:

1.LNTP Price and Payment Schedule

The price of the LNTP scope of work described in Appendix B for the Project is [***] USD

The LNTP Price shall be paid according to the following payment schedule:

#	% of LNTP Price	Payment Value (USD)	Milestone Event / Payment Description	Estimated Invoice Date
1	[***]	[***]	LNTP Effective Date	Effective Date
2	[***]	[***]	Upon BH’s placement of LNTP scope of work suborders	September 30, 2024
3	[***]	[***]	Upon BH's receipt of the first materials	January 31, 2025
	100%	[***]

It is understood and agreed if BH completes a milestone in advance of the estimated date that is indicated on the payment schedule, NPWR shall not be required to make payment for such milestone prior to such estimated date identified on the payment schedule without its prior written consent.

2.Termination Fee Schedule:

In the event of termination, NPWR shall pay BH an amount calculated based on the following table:

Elapsed Months from Effective Date	Cancellation on LNTP Price
0	5%
1	6%
2	7%
3	15%
4	20%
5	30%
6	40%
7	55%
8	65%
9	75%
10	85%
11	90%
12	95%
13	97%
14	99%
15	100%

Appendix B – Limited Notice to Proceed (LNTP) Scope of Work

Package	Item/Task	Quantity
1GT-0100 – Oxy-fuel Turboexpander	[***]	[***]
	[***]	[***]

Raw materials received from sub-vendors are semi-finished products that will be used to produce one Oxy-Fuel Turboexpander only. Their quantity in the LNTP is based on an estimated manufacturing process yield factor to preserve the estimated schedule. BH and NPWR will evaluate the use of the raw materials not utilized in the Oxy-Fuel Turboexpander.

Appendix C – TEX Specification
[***]